Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Custom Truck One Source, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: April 12, 2021

BLACKSTONE ENERGY PARTNERS NQ L.P.
By: Blackstone Energy Management Associates NQ L.L.C., its general partner
By: Blackstone EMA-NQ L.L.C., its managing member
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BEP CTOS HOLDINGS L.P.
By: Blackstone Energy Management Associates NQ L.L.C., its general partner
By: Blackstone EMA-NQ L.L.C., its managing member
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BLACKSTONE ENERGY FAMILY INVESTMENT PARTNERSHIP SMD L.P.
By: Blackstone Family GP L.L.C., its general partner
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director
BLACKSTONE ENERGY FAMILY INVESTMENT PARTNERSHIP NQ ESC L.P.
By: BEP Side-by-Side GP NQ L.L.C., its general partner
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person

[Custom Truck One Source, Inc. – Joint Filing Agreement]

BLACKSTONE CAPITAL PARTNERS VI-NQ L.P.
By: Blackstone Management Associates VI-NQ L.L.C., its general partner
By: BMA VI-NQ L.L.C., its managing member
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BCP CTOS HOLDINGS L.P.
By: Blackstone Management Associates VI-NQ L.L.C., its general partner
By: BMA VI-NQ L.L.C., its managing member
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BLACKSTONE ENERGY MANAGEMENT ASSOCIATES NQ L.L.C.
By: Blackstone EMA-NQ L.L.C., its managing member
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BLACKSTONE EMA-NQ L.L.C.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BLACKSTONE FAMILY GP L.L.C.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director
BEP SIDE-BY-SIDE GP NQ L.L.C.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BLACKSTONE MANAGEMENT ASSOCIATES VI-NQ L.L.C.
By: BMA VI-NQ L.L.C., its managing member
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person

[Custom Truck One Source, Inc. – Joint Filing Agreement]

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI-NQ ESC L.P.
By: BCP VI-NQ Side-by-Side GP L.L.C., its general partner
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BCP VI-NQ SIDE-BY-SIDE GP L.L.C.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BLACKSTONE HOLDINGS II L.P.
By: Blackstone Holdings I/II GP L.L.C., its general partner
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director
BLACKSTONE HOLDINGS I/II GP L.L.C.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Custom Truck One Source, Inc. – Joint Filing Agreement]

BMA VI-NQ L.L.C.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Authorized Person
BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director
BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director
BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director
THE BLACKSTONE GROUP INC.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director
BLACKSTONE GROUP MANAGEMENT L.L.C.
By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director
/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[Custom Truck One Source, Inc. – Joint Filing Agreement]